UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2008

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM: 2.02                    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following is the text of a press release issued by the registrant at 8:15 a.m. Central Time on January 17, 2008.

SIMMONS FIRST ANNOUNCES FOURTH QUARTER EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced fourth quarter 2007 operating earnings (net income excluding nonrecurring items) of $6.9 million, or $0.49 diluted operating earnings per share, an increase of $186,000, or $0.02 diluted operating earnings per share from the same period in 2006.  This represents a 2.8% increase in operating earnings and a 4.3% increase in diluted operating earnings per share over the comparable period in 2006.  During the fourth quarter the Company recorded a nonrecurring $0.05 reduction in earnings per share to recognize the Company’s pro-rata portion of Visa, Inc.’s litigation liabilities.  Including the nonrecurring expense, Simmons First’s fourth quarter 2007 earnings were $6.2 million, or $0.44 diluted earnings per share.

“Considering the challenges of our national economy, we are very pleased with our quarterly and annual operating earnings performance,” commented J. Thomas May, Chairman and Chief Executive Officer.  “Following the guidance of Visa, Inc. and the Securities and Exchange Commission, most member banks have reported a nonrecurring expense associated with the litigation liability during the fourth quarter of 2007.  We expect to record a similar nonrecurring gain when Visa completes its IPO during the first half of 2008.  As mentioned in our 8-K filings, this contingent liability is created based on member banks’ pro-rata ownership.  We believe that the ownership in Visa will produce significant value to our shareholders going forward.”

Operating earnings for the year ended December 31, 2007, were $28.1 million, or $1.97 diluted operating earnings per share.  These operating earnings reflect a 3.9% increase on a diluted operating per share basis when compared to operating earnings for the same period last year.  For the twelve month period ended December 31, 2007, the Company reported net income after nonrecurring expenses of $27.4 million, or $1.92 diluted earnings per share.

The Company’s net interest income for the fourth quarter of 2007 increased 5.6% to $23.5 million compared to $22.3 million for 2006.  Net interest margin increased 14 basis points to 4.00% from the fourth quarter of 2006 and declined one basis point from the third quarter of 2007.

The Company’s loan portfolio totaled $1.85 billion at December 31, 2007 compared to $1.78 billion at December 31, 2006, an increase of 3.8%.  The growth was primarily attributable to increases in commercial loans, real estate loans and the credit card portfolio.  More specifically, the credit card portfolio increased $22.7 million, or 15.8% compared to the prior year.

Asset quality remained strong with the allowance for loan losses as a percent of total loans at 1.37% as of December 31, 2007.  Non-performing loans equaled 0.60% of total loans, while the allowance for loan losses equaled 226% of non-performing loans.  The Company’s annualized net charge-offs to total loans for the fourth quarter of 2007 were 0.33%.  Excluding credit cards, the annualized net charge-offs to total loans for the fourth quarter were 0.26%.  Annualized net credit card charge-offs for the fourth quarter were 1.12%, approximately 300 basis points below the most recently published credit card charge-off industry average.

Total assets for the Company were $2.7 billion and deposits were $2.2 billion at December 31, 2007. Stockholders’ equity increased 5.2% to $272 million at December 31, 2007 compared to $259 million at December 31, 2006.  Book value per share increased 7.3% to $19.57 at December 31, 2007 compared to $18.24 at December 31, 2006.  “Simmons First is well positioned based on the strength of its capital and asset quality to deal with the challenges and opportunities that we face in 2008,” added May.

In October 2007, Simmons First, as a member of Visa U.S.A., received shares of restricted stock in Visa, Inc. (Visa) as a result of its preparation for an initial public offering.  Visa U.S.A. believes that its member banks are required to indemnify Visa U.S.A. for potential losses arising from certain covered litigation.  Although Simmons First has not accepted the Visa U.S.A.’s assertions, Simmons First has determined that it is required to recognize certain contingent obligations.  Simmons First filed two Form 8-K’s with the Securities and Exchange Commission in December related to Visa’s ongoing litigation.  The first Form 8-K, filed on December 17, reported that Simmons First recorded a $928,000, or $0.04 earnings per share expense related to Visa’s settlement of a lawsuit with American Express.  Simmons First filed another Form 8-K on December 28 to report an additional expense of $292,000, or $0.01 earnings per share related to its pro-rata portion of Visa’s estimated contingent liability in the Discover lawsuit.  These two contingent liabilities total $1.2 million, or a $0.05 reduction in earnings per share.  At this time, with respect to the remaining covered litigation, Simmons First does not know the probable outcome of such litigation and cannot reasonably estimate a range of loss.  The Company will continue to monitor both the litigation and Visa’s proposed IPO, and will properly reflect these activities in its financial statements, when and if appropriate.

As reported in the Form 8-K’s, as well as in Visa’s Form 8-K filed on November 7, upon successful completion of Visa’s first quarter 2008 IPO, Visa will establish an escrow account to fund the litigation liabilities.  Thus, provided that the escrow account has sufficient funds, the liability will no longer be required, and Simmons First will reverse the $1.2 million liability and record a non-operating gain of $0.05 earnings per share.

Simmons First made its initial entry into the Paragould market with the opening of a new financial center in December.  In addition, a new financial center in Little Rock – Midtown (near War Memorial Stadium and UAMS) and a new regional headquarters in Rogers, for the Northwest Arkansas affiliate, are under construction and scheduled to open in early 2008.

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas.  The Company’s eight banks conduct financial operations from 86 offices, of which 83 are financial centers, in 48 communities.

CONFERENCE CALL

Management will conduct a conference call to review this information at 3:00 p.m. Central Time on Thursday, January 17, 2008.  Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call.  A recorded playback of the call will be available the next morning by calling 1-800-642-1687.  The passcode for this playback is 29612467 and the recording will be available through the end of business January 31, 2008.  In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements of this type speak only as of the date of this news release.  By nature, forward-looking statements involve inherent risk and uncertainties.  Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements.  Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
DAVID W. GARNER
Senior Vice President and Investor Relations Officer
Simmons First National Corporation
(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2007	2007	2007	2007	2006
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$82,630	$85,370	$71,915	$71,513	$83,452
Interest bearing balances due from banks	21,140	6,557	45,084	43,614	45,829
Federal funds sold	6,460	25,655	2,600	60,270	21,870
Cash and cash equivalents	110,230	117,582	119,599	175,397	151,151

Investment securities - held-to-maturity	190,284	180,206	178,841	181,901	179,944
Investment securities - available-for-sale	340,646	349,282	346,740	338,222	347,182
Mortgage loans held for sale	11,097	8,244	9,928	8,718	7,091
Assets held in trading accounts	5,658	5,482	4,496	10,464	4,487

Loans	1,850,454	1,875,235	1,821,430	1,798,234	1,783,495
Allowance for loan losses	(25,303)	(25,107)	(25,197)	(25,151)	(25,385)
Net loans	1,825,151	1,850,128	1,796,233	1,773,083	1,758,110

Premises and equipment	75,473	73,088	70,873	69,443	67,926
Foreclosed assets held for sale, net	2,629	1,629	1,484	2,321	1,940
Interest receivable	21,345	25,699	21,868	21,312	21,974
Bank owned life insurance	38,039	37,632	36,881	36,498	36,133
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	3,382	3,583	3,786	3,993	4,199
Other assets	7,908	8,527	9,084	9,739	10,671

TOTAL ASSETS	$2,692,447	$2,721,687	$2,660,418	$2,691,696	$2,651,413

LIABILITIES
Non-interest bearing transaction accounts	$310,181	$319,792	$308,047	$316,603	$305,327
Interest bearing transaction accounts and savings deposits	761,233	730,533	763,017	753,110	738,763
Time deposits less than $100,000	659,181	680,288	686,456	686,650	681,131
Time deposits greater than $100,000	452,262	442,706	422,580	450,558	450,310
Total deposits	2,182,857	2,173,319	2,180,100	2,206,921	2,175,531
Federal funds purchased and securities
sold under agreements to repurchase	128,806	106,984	97,947	108,661	105,036
Short-term debt	1,777	67,595	11,072	5,009	6,114
Long-term debt - parent company	-	-	2,000	2,000	2,000
Long-term FHLB debt - affiliate banks	51,355	48,725	49,669	50,652	50,381
Subordinated debt issued to capital trusts	30,930	30,930	30,930	30,930	30,930
Accrued interest and other liabilities	24,316	26,533	25,395	25,353	22,405
TOTAL LIABILITIES	2,420,041	2,454,086	2,397,113	2,429,526	2,392,397

STOCKHOLDERS' EQUITY
Capital stock	139	139	141	141	142
Surplus	41,019	41,470	44,773	46,890	48,678
Undivided profits	229,520	225,972	220,981	216,483	212,394
Accumulated other comprehensive income (loss)
Unrealized appreciation (depreciation) on AFS securities	1,728	20	(2,590)	(1,344)	(2,198)
TOTAL STOCKHOLDERS' EQUITY	272,406	267,601	263,305	262,170	259,016

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,692,447	$2,721,687	$2,660,418	$2,691,696	$2,651,413

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2007	2007	2007	2007	2006
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$75,416	$72,325	$72,066	$75,172	$80,670
Interest bearing balances due from banks	21,855	9,382	22,636	37,957	24,237
Federal funds sold	9,464	21,083	25,263	51,383	25,554
Cash and cash equivalents	106,735	102,790	119,965	164,512	130,461

Investment securities - held-to-maturity	180,631	179,616	180,486	179,479	174,132
Investment securities - available-for-sale	338,276	348,085	350,567	349,887	355,196
Mortgage loans held for sale	7,535	8,747	9,241	6,362	7,299
Assets held in trading accounts	5,588	4,930	4,567	4,746	4,555

Loans	1,856,973	1,849,091	1,802,917	1,782,125	1,779,528
Allowance for loan losses	(25,540)	(25,642)	(25,791)	(25,824)	(26,168)
Net loans	1,831,433	1,823,449	1,777,126	1,756,301	1,753,360

Premises and equipment	74,569	71,943	69,967	68,871	67,438
Foreclosed assets held for sale, net	2,086	1,877	1,934	2,121	1,488
Interest receivable	24,636	24,156	22,086	21,464	22,681
Bank owned life insurance	37,820	37,315	36,691	36,300	35,916
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	3,498	3,702	3,907	4,111	4,317
Other assets	7,238	9,374	9,063	9,292	10,995

TOTAL ASSETS	$2,680,650	$2,676,589	$2,646,205	$2,664,051	$2,628,443

LIABILITIES
Non-interest bearing transaction accounts	$306,939	$305,453	$309,753	$306,020	$305,447
Interest bearing transaction accounts and savings deposits	748,670	724,782	739,972	731,214	728,085
Time deposits less than $100,000	668,458	686,750	688,493	687,109	678,399
Time deposits greater than $100,000	443,790	437,217	435,405	451,004	441,505
Total deposits	2,167,857	2,154,202	2,173,623	2,175,347	2,153,436
Federal funds purchased and securities
sold under agreements to repurchase	121,792	113,060	99,808	118,011	102,109
Short-term debt	13,202	38,710	3,088	4,031	8,594
Long-term debt	81,146	80,123	82,177	82,185	82,358
Accrued interest and other liabilities	24,211	23,943	22,465	22,002	23,157
TOTAL LIABILITIES	2,408,208	2,410,038	2,381,161	2,401,576	2,369,654

TOTAL STOCKHOLDERS' EQUITY	272,442	266,551	265,044	262,475	258,789

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,680,650	$2,676,589	$2,646,205	$2,664,051	$2,628,443

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2007	2007	2007	2007	2006
(in thousands, except per share data)
INTEREST INCOME
Loans	$35,955	$36,604	$35,051	$34,095	$34,543
Federal funds sold	116	302	331	670	365
Investment securities	5,990	6,046	5,889	5,721	5,447
Mortgage loans held for sale, net of unrealized gains (losses)	122	147	133	104	107
Assets held in trading accounts	(23)	71	35	18	13
Interest bearing balances due from banks	223	131	297	510	287
TOTAL INTEREST INCOME	42,383	43,301	41,736	41,118	40,762
INTEREST EXPENSE
Time deposits	12,918	13,307	13,144	13,015	12,755
Other deposits	3,257	3,328	3,324	3,179	3,182
Federal funds purchased and securities
sold under agreements to repurchase	1,317	1,404	1,228	1,425	1,295
Short-term debt	167	519	49	70	145
Long-term debt	1,203	1,173	1,198	1,198	1,102
TOTAL INTEREST EXPENSE	18,862	19,731	18,943	18,887	18,479
NET INTEREST INCOME	23,521	23,570	22,793	22,231	22,283
Provision for loan losses	1,749	850	831	751	663
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	21,772	22,720	21,962	21,480	21,620
NON-INTEREST INCOME
Trust income	1,580	1,528	1,474	1,637	1,517
Service charges on deposit accounts	3,882	3,759	3,656	3,497	3,850
Other service charges and fees	818	698	692	808	715
Income on sale of mortgage loans, net of commissions	644	715	727	679	655
Income on investment banking, net of commissions	230	90	153	150	89
Credit card fees	3,428	3,115	3,025	2,649	2,830
Premiums on sale of student loans	299	419	741	882	263
Bank owned life insurance income	403	367	359	364	425
Other income	557	682	510	788	449
TOTAL NON-INTEREST INCOME	11,841	11,373	11,337	11,454	10,793
NON-INTEREST EXPENSE
Salaries and employee benefits	13,458	13,778	13,903	13,725	13,173
Occupancy expense, net	1,729	1,671	1,624	1,650	1,712
Furniture and equipment expense	1,438	1,455	1,507	1,466	1,437
Loss on foreclosed assets	76	77	36	24	31
Deposit insurance	108	85	68	67	66
Other operating expenses	7,941	6,157	5,873	6,282	6,088
TOTAL NON-INTEREST EXPENSE	24,750	23,223	23,011	23,214	22,507
NET INCOME BEFORE INCOME TAXES	8,863	10,870	10,288	9,720	9,906
Provision for income taxes	2,671	3,370	3,257	3,083	3,156
NET INCOME	$6,192	$7,500	$7,031	$6,637	$6,750
BASIC EARNINGS PER SHARE	$0.45	$0.53	$0.50	$0.47	$0.47
DILUTED EARNINGS PER SHARE	$0.44	$0.53	$0.49	$0.46	$0.47

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2007	2007	2007	2007	2006
(in thousands, except per share data)
INTEREST INCOME
Loans	$141,706	$105,751	$69,147	$34,095	$130,248
Federal funds sold	1,418	1,303	1,001	670	1,057
Investment securities	23,646	17,656	11,610	5,721	20,438
Mortgage loans held for sale, net of unrealized gains (losses)	505	383	236	104	476
Assets held in trading accounts	100	124	53	18	71
Interest bearing balances due from banks	1,161	938	807	510	1,072
TOTAL INTEREST INCOME	168,536	126,155	82,854	41,118	153,362
INTEREST EXPENSE
Time deposits	52,385	39,467	26,161	13,015	42,592
Other deposits	13,089	9,832	6,503	3,179	11,658
Federal funds purchased and securities
sold under agreements to repurchase	5,371	4,057	2,653	1,425	4,615
Short-term debt	804	637	118	70	1,227
Long-term debt	4,771	3,568	2,395	1,198	4,466
TOTAL INTEREST EXPENSE	76,420	57,561	37,830	18,887	64,558
NET INTEREST INCOME	92,116	68,594	45,024	22,231	88,804
Provision for loan losses	4,181	2,432	1,582	751	3,762
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	87,935	66,162	43,442	21,480	85,042
NON-INTEREST INCOME
Trust income	6,218	4,639	3,111	1,637	5,612
Service charges on deposit accounts	14,794	10,912	7,153	3,497	15,795
Other service charges and fees	3,016	2,198	1,500	808	2,561
Income on sale of mortgage loans, net of commissions	2,766	2,121	1,407	679	2,849
Income on investment banking, net of commissions	623	393	303	150	341
Credit card fees	12,217	8,789	5,674	2,649	10,742
Premiums on sale of student loans	2,341	2,042	1,623	882	2,071
Bank owned life insurance income	1,493	1,090	723	364	1,523
Other income	2,535	1,980	1,298	788	2,453
TOTAL NON-INTEREST INCOME	46,003	34,164	22,792	11,454	43,947
NON-INTEREST EXPENSE
Salaries and employee benefits	54,865	41,406	27,628	13,725	53,442
Occupancy expense, net	6,674	4,945	3,273	1,650	6,385
Furniture and equipment expense	5,865	4,428	2,973	1,466	5,718
Loss on foreclosed assets	212	137	59	24	136
Deposit insurance	328	220	135	67	270
Other operating expenses	26,253	18,312	12,158	6,282	23,117
TOTAL NON-INTEREST EXPENSE	94,197	69,448	46,226	23,214	89,068
NET INCOME BEFORE INCOME TAXES	39,741	30,878	20,008	9,720	39,921
Provision for income taxes	12,381	9,710	6,340	3,083	12,440
NET INCOME	$27,360	$21,168	$13,668	$6,637	$27,481
BASIC EARNINGS PER SHARE	$1.95	$1.50	$0.97	$0.47	$1.93
DILUTED EARNINGS PER SHARE	$1.92	$1.48	$0.95	$0.46	$1.90

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2007	2007	2007	2007	2006
(in thousands)
Tier 1 capital
Stockholders' equity	$272,406	$267,601	$263,305	$262,170	$259,016
Trust preferred securities, net allowable	30,000	30,000	30,000	30,000	30,000
Disallowed intangible assets, net of def. tax	(63,706)	(63,924)	(64,144)	(64,367)	(64,334)
Unrealized loss (gain) on AFS securities	(1,728)	(20)	2,590	1,344	2,198

Total Tier 1 capital	236,972	233,657	231,751	229,147	226,880

Tier 2 capital
Qualifying unrealized gain on AFS securities	52	158	187	129	167
Qualifying allowance for loan losses	23,866	24,188	23,565	23,237	22,953

Total Tier 2 capital	23,918	24,346	23,752	23,366	23,120

Total risk-based capital	$260,890	$258,003	$255,503	$252,513	$250,000

Risk weighted assets	$1,906,321	$1,932,608	$1,882,040	$1,855,511	$1,831,063

Adjusted average assets for leverage ratio	$2,615,915	$2,615,527	$2,584,670	$2,603,178	$2,568,407

Ratios at end of quarter
Equity to assets	10.12%	9.83%	9.90%	9.74%	9.77%
Tangible equity to tangible assets	8.00%	7.66%	7.56%	7.47%	7.42%
Leverage ratio	9.06%	8.93%	8.97%	8.80%	8.83%
Tier 1 capital	12.43%	12.09%	12.31%	12.35%	12.39%
Total risk-based capital	13.69%	13.35%	13.58%	13.61%	13.65%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2007	2007	2007	2007	2006
(in thousands)
Loan Portfolio - End of Period
Consumer
Credit cards	$166,044	$149,185	$140,327	$133,511	$143,359
Student loans	76,277	78,377	68,477	84,358	84,831
Other consumer	137,624	140,771	139,908	141,212	142,596
Real Estate
Construction	260,924	259,705	265,705	276,582	277,411
Single-family residential	382,678	377,155	372,029	366,222	364,453
Other commercial	542,184	538,924	540,042	536,421	512,404
Unearned income	(2)	(2)	(3)	(3)	(3)
Commercial
Commercial	193,091	201,903	183,349	182,548	178,028
Agricultural	73,470	111,984	96,213	61,617	62,293
Financial institutions	7,440	5,905	5,351	5,080	4,766
Other	10,724	11,328	10,032	10,686	13,357

Total Loans	$1,850,454	$1,875,235	$1,821,430	$1,798,234	$1,783,495

Investment Securities - End of Period
Held-to-Maturity
U.S. Treasury	$1,500	$1,500	$1,500	$-	$-
U.S. Government agencies	37,000	43,000	44,000	54,998	54,998
Mortgage-backed securities	129	136	140	151	155
State and political subdivisions	149,262	133,196	130,846	124,415	122,472
Other securities	2,393	2,374	2,355	2,337	2,319
Total held-to-maturity	190,284	180,206	178,841	181,901	179,944
Available-for-Sale
U.S. Treasury	5,524	7,517	8,975	11,434	6,940
U.S. Government agencies	320,791	325,414	322,687	310,611	322,411
Mortgage-backed securities	2,757	2,769	2,793	2,948	2,956
State and political subdivisions	858	985	984	1,132	1,370
FHLB stock	5,913	7,554	5,206	5,090	5,504
Other securities	4,804	5,043	6,095	7,007	8,001
Total available-for-sale	340,647	349,282	346,740	338,222	347,182

Total investment securities	$530,931	$529,488	$525,581	$520,123	$527,126

Fair Value - HTM investment securities	$191,738	$179,685	$175,870	$181,792	$179,816

Investment Securities - QTD Average
Taxable securities	$378,811	$394,878	$401,723	$406,342	$410,153
Tax exempt securities	140,096	132,823	129,330	123,024	119,175

Total investment securities - QTD average	$518,907	$527,701	$531,053	$529,366	$529,328

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2007	2007	2007	2007	2006
(in thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$25,107	$25,197	$25,151	$25,385	$25,879

Loans charged off
Credit cards	670	633	625	735	600
Other consumer	412	397	304	425	395
Real estate	669	499	453	295	793
Commercial	211	174	111	219	209
Total loans charged off	1,962	1,703	1,493	1,674	1,997

Recoveries of loans previously charged off
Credit cards	231	260	272	261	242
Other consumer	104	122	152	105	173
Real estate	38	207	241	162	403
Commercial	36	174	43	161	22
Total recoveries	409	763	708	689	840
Net loans charged off	1,553	940	785	985	1,157
Provision for loan losses	1,749	850	831	751	663
Balance, end of quarter	$25,303	$25,107	$25,197	$25,151	$25,385

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$7,350	$6,949	$7,237	$5,561	$6,916
Commercial	883	576	632	685	720
Consumer	1,676	1,540	1,652	1,492	1,322
Total nonaccrual loans	9,909	9,065	9,521	7,738	8,958
Loans past due 90 days or more	1,282	946	1,133	879	1,097
Total non-performing loans	11,191	10,011	10,654	8,617	10,055

Other non-performing assets
Foreclosed assets held for sale	2,629	1,629	1,484	2,321	1,940
Other non-performing assets	17	38	30	40	52
Total other non-performing assets	2,646	1,667	1,514	2,361	1,992

Total non-performing assets	$13,837	$11,678	$12,168	$10,978	$12,047

Ratios
Allowance for loan losses to total loans	1.37%	1.34%	1.38%	1.40%	1.42%
Allowance for loan losses to
non-performing loans	226.10%	250.79%	236.50%	291.88%	252.46%
Allowance for loan losses to
non-performing assets	182.86%	214.99%	207.08%	229.10%	210.72%
Non-performing assets ratio *	0.75%	0.62%	0.67%	0.61%	0.67%
Non-performing loans to total loans	0.60%	0.53%	0.58%	0.48%	0.56%
Non-performing assets to total assets	0.51%	0.43%	0.46%	0.41%	0.45%
Annualized net charge offs to total loans	0.33%	0.20%	0.17%	0.22%	0.26%
Annualized net charge offs to total loans
(excluding credit cards)	0.26%	0.13%	0.10%	0.13%	0.19%

  * Non-performing assets ratio = (non-performing loans + foreclosed assets) / (total loans + foreclosed assets)

Simmons First National Corporation					SFNC
Consolidated - Net Interest Income Analysis
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2007	2007	2007	2007	2006

ASSETS

Earning Assets
Interest bearing balances due from banks	4.05%	5.54%	5.26%	5.45%	4.70%
Federal funds sold	4.86%	5.68%	5.26%	5.29%	5.67%
Investment securities	5.22%	5.15%	5.04%	4.95%	4.62%
Mortgage loans held for sale	6.42%	6.67%	5.77%	6.63%	5.82%
Assets held in trading accounts	-1.63%	5.71%	3.07%	1.54%	1.13%
Loans	7.70%	7.87%	7.80%	7.76%	7.70%
Total interest earning assets	7.10%	7.24%	7.13%	7.05%	6.96%

LIABILITIES

Interest bearing liabilities
Interest bearing transaction and
savings accounts	1.73%	1.82%	1.80%	1.76%	1.73%
Time deposits	4.61%	4.70%	4.69%	4.64%	4.52%
Total interest bearing deposits	3.45%	3.57%	3.54%	3.51%	3.42%
Federal funds purchased and securities
sold under agreement to repurchase	4.29%	4.93%	4.93%	4.90%	5.03%
Short-term debt	5.02%	5.32%	6.36%	7.04%	6.69%
Long-term debt	5.88%	5.81%	5.85%	5.91%	5.31%
Total interest bearing liabilities	3.60%	3.76%	3.71%	3.69%	3.59%

NET INTEREST MARGIN/SPREAD

Net interest spread	3.49%	3.48%	3.42%	3.36%	3.37%
Net interest margin - quarter-to-date	4.00%	4.01%	3.96%	3.88%	3.86%
Net interest margin - year-to-date	3.96%	3.95%	3.92%	3.88%	3.96%

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2007	2007	2007	2007	2006
(in thousands, except per share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.44	$0.53	$0.49	$0.46	$0.47
Operating earnings (excludes nonrecurring items)	6,936	7,500	7,031	6,637	6,750
Cash dividends declared per common share	0.19	0.18	0.18	0.18	0.18
Cash dividends declared - amount	2,645	2,509	2,533	2,548	2,555
Return on average stockholders' equity *	10.10%	11.16%	10.64%	10.25%	10.35%
Return on tangible equity *	13.45%	14.96%	14.17%	13.57%	14.08%
Return on average assets *	1.03%	1.11%	1.07%	1.01%	1.02%
Net interest margin (FTE)	4.00%	4.01%	3.96%	3.88%	3.86%
FTE Adjustment - investments	842	802	785	741	720
FTE Adjustment - loans	67	69	72	85	85
Amortization of intangibles	202	203	207	207	207
Amortization of intangibles, net of taxes	127	128	130	130	130
Average shares outstanding	13,924,592	13,976,706	14,099,105	14,177,615	14,198,399
Shares repurchased	25,895	134,253	90,900	69,678	14,200
Average price of repurchased shares	26.38	25.43	27.38	28.62	31.15
Average earning assets	2,420,322	2,420,934	2,395,677	2,411,939	2,370,501
Average interest bearing liabilities	2,077,058	2,080,642	2,048,943	2,073,554	2,041,050

YEAR-TO-DATE
Diluted earnings per share	$1.92	$1.48	$0.95	$0.46	$1.90
Operating earnings (excludes nonrecurring items)	28,104	21,168	13,668	6,637	27,481
Diluted operating earnings per share	1.97	1.48	0.95	0.46	1.90
Cash dividends declared per common share	0.73	0.54	0.36	0.18	0.68
Return on average stockholders' equity *	10.54%	10.69%	10.45%	10.25%	10.93%
Return on tangible equity *	14.15%	14.40%	14.10%	13.88%	15.03%
Return on average assets *	1.05%	1.06%	1.04%	1.01%	1.07%
Net interest margin (FTE)	3.96%	3.95%	3.92%	3.88%	3.96%
FTE Adjustment - investments	3,170	2,328	1,526	741	2,840
FTE Adjustment - loans	293	226	157	85	345
Amortization of intangibles	819	617	414	207	830
Amortization of intangibles, net of taxes	515	388	260	130	522
Average shares outstanding	14,043,626	14,083,739	14,138,143	14,177,615	14,226,481
Average diluted shares outstanding	14,241,182	14,283,674	14,352,531	14,395,153	14,474,812
Average earning assets	2,412,218	2,409,516	2,403,809	2,411,939	2,324,078
Average interest bearing liabilities	2,070,049	2,067,711	2,061,248	2,073,554	1,993,903

END OF PERIOD
Book value per share	$19.57	$19.20	$18.73	$18.54	$18.24
Tangible book value per share	14.97	14.60	14.15	13.97	13.68
Shares outstanding	13,918,368	13,934,509	14,059,631	14,139,631	14,196,855
Full-time equivalent employees	1,128	1,131	1,112	1,110	1,134
Total number of ATM's	90	89	87	88	88
Total number of financial centers	83	83	82	82	81
Parent company only - investment in subsidiaries	288,744	285,340	280,455	279,370	275,872
Parent company only - intangible assets	133	133	133	133	133

  * Based on operating earnings (excludes nonrecurring items)

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Operating Earnings
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2007	2007	2007	2007	2006
(in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$6,192	$7,500	$7,031	$6,637	$6,750
Nonrecurring items
Litigation liability (VISA U.S.A., Inc.)	1,220	-	-	-	-
Tax effect (39%)	(476)	-	-	-	-
Net nonrecurring items	744	-	-	-	-
Operating income	$6,936	$7,500	$7,031	$6,637	$6,750

Diluted earnings per share	$0.44	$0.53	$0.49	$0.46	$0.47
Nonrecurring items
Litigation liability (VISA U.S.A., Inc.)	0.09	-	-	-	-
Tax effect (39%)	(0.04)	-	-	-	-
Net nonrecurring items	0.05	-	-	-	-
Diluted operating earnings per share	$0.49	$0.53	$0.49	$0.46	$0.47

YEAR-TO-DATE
Net Income	$27,360	$21,168	$13,668	$6,637	$27,481
Nonrecurring items
Litigation liability (VISA U.S.A., Inc.)	1,220	-	-	-	-
Tax effect (39%)	(476)	-	-	-	-
Net nonrecurring items	744	-	-	-	-
Operating income	$28,104	$21,168	$13,668	$6,637	$27,481

Diluted earnings per share	$1.92	$1.48	$0.95	$0.46	$1.90
Nonrecurring items
Litigation liability (VISA U.S.A., Inc.)	0.09	-	-	-	-
Tax effect (39%)	(0.04)	-	-	-	-
Net nonrecurring items	0.05	-	-	-	-
Diluted operating earnings per share	$1.97	$1.48	$0.95	$0.46	$1.90

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: January 17, 2008	Robert A. Fehlman, Executive Vice President
and Chief Financial Officer